ARK FUNDS
                        INSTITUTIONAL CLASS II PROSPECTUS

                      SUPPLEMENT DATED JANUARY 31, 2003 TO
             INSTITUTIONAL CLASS II PROSPECTUS DATED AUGUST 31, 2002

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

In the section captioned "INVESTMENT ADVISOR" on page 12, the following information should be added after the last paragraph:

On September 26, 2002, M&T Bank Corporation ("M&T") entered into an agreement with AIB to acquire Allfirst Financial Inc., the parent corporation of Allfirst and indirect parent corporation of AIA (the "Proposed Acquisition"). M&T is the nation's 26th largest bank holding company, with total assets of over $34 billion as of September 30, 2002. The Proposed Acquisition would result in AIA and Allfirst becoming wholly owned subsidiaries of M&T. At a special meeting of shareholders held on January 31, 2003, shareholders of each Portfolio approved a new investment advisory agreement between AIA and ARK Funds with respect to each Portfolio. The Investment Company Act of 1940, which regulates investment companies such as ARK Funds, requires a shareholder vote to approve a new advisory agreement following business transactions such as the Proposed Acquisition. The new advisory agreement is substantially identical to the current advisory agreement, except for the dates of execution and termination. The new advisory agreement will become effective upon termination of the current advisory agreement, which will occur upon consummation of the Proposed Acquisition.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE